UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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FFBW, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 22, 2021

Dear Fellow Stockholder:

We are holding the 2021 Annual Meeting of Stockholders of FFBW, Inc. (the “Company”) at the office of First Federal Bank of Wisconsin located at 1360 South Moorland Road, Brookfield, Wisconsin on Wednesday, May 26, 2021, at 2:00 p.m., Central time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the annual meeting. During the Annual Meeting we will also report on the operations of the Company. Also enclosed for your review is our Annual Report for the year ended December 31, 2020, which contains information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of directors, the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2021, the approval of the FFBW, Inc. 2021 Equity Incentive Plan and any other business that properly comes before the Annual Meeting. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of FFBW, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Our Proxy Statement and the 2020 Annual Report are available at: www.firstfederalwisconsin.com.

Due to Health Issues Relating to the Coronavirus, Attendance at the Annual Meeting is Discouraged

Considering the ongoing health concerns relating to the coronavirus and to best protect the health of our employees, stockholders and community, attendance at the Annual Meeting is discouraged. We may be required to take further actions to limit attendance at the Annual Meeting if required by appropriate governmental orders and as developments occur.

Sincerely,

Edward H. Schaefer
President and Chief Executive Officer

FFBW, Inc.

1360 South Moorland Road

Brookfield, Wisconsin 53005

(262) 542-4448

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 26, 2021

Notice is hereby given that the 2021 Annual Meeting of Stockholders of FFBW, Inc. will be held at the office of First Federal Bank of Wisconsin located at 1360 South Moorland Road, Brookfield, Wisconsin on Wednesday, May 26, 2021 at 2:00 p.m., Central time.

A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:

1.	the election of three directors;
2.	the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2021;
3.	the approval of the FFBW, Inc. 2021 Equity Incentive Plan; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 31, 2021 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

As part of the Company’s precautions regarding the coronavirus, or COVID-19, and the potential for emergency orders limiting gatherings of people and closing places of business, the Company is planning for the possibility that the Annual Meeting may be delayed, postponed or adjourned, including changing the time, location or date of the Annual Meeting. If the Company takes any of these steps, it will announce the decision to do so in advance in a press release and/or in a Current Report on Form 8-K, as well as any other notification required by state law.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF FFBW, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors

Kathryn Sawyer Gutenkunst
Corporate Secretary

Brookfield, Wisconsin
April 22, 2021

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND FFBW, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2020 ARE EACH AVAILABLE ON THE INTERNET AT WWW.FIRSTFEDERALWISCONSIN.COM.

PROXY STATEMENT

FFBW, Inc.

1360 South Moorland Road

Brookfield, Wisconsin 53005

(262) 542-4448

ANNUAL MEETING OF STOCKHOLDERS

May 26, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of FFBW, Inc. to be used at the Annual Meeting of Stockholders, which will be held at the office of First Federal Bank of Wisconsin located at 1360 South Moorland Road, Brookfield, Wisconsin on Wednesday, May 26, 2021 at 2:00 p.m., Central time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 22, 2021.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of FFBW, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein, “FOR” the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2021 and “FOR” approval of the FFBW, Inc. 2021 Equity Incentive Plan.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of FFBW, Inc. at the address shown above, by filing a duly executed proxy bearing a later date, by following the internet or telephone instructions on the enclosed proxy card or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about giving your proxy or require assistance, please call Steven Wierschem, Chief Financial Officer, at (262) 542-4448.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers, or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. We have retained Regan & Associates, Inc. to assist us in soliciting proxies, and have agreed to pay Regan & Associates, Inc. a fee of $8,000 plus reasonable expenses for these services.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of FFBW, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on March 31, 2021 are entitled to one vote for each share then held. As of March 31, 2021, there were 7,284,648 shares of common stock issued and outstanding.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock more than the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2021, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes represented at the annual meeting and entitled to vote on the matter. Broker non-votes will not affect the outcome of the vote, and abstentions will have the same effect as votes against.

As to the approval of the FFBW, Inc. 2021 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of the 2021 Equity Incentive Plan.

Participants in the First Federal Bank of Wisconsin Employee Stock Ownership Plan

If you participate in the First Federal Bank of Wisconsin Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all the shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated or deemed allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and allocated or deemed allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants. The deadline for returning your ESOP Vote Authorization Form is May 19, 2021 at 11:59 p.m. Central time. The telephone and internet voting deadline for ESOP participants is also 11:59 p.m. Central time on May 19, 2021.

Persons and groups who beneficially own more than 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 31, 2021, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 1360 South Moorland Road, Brookfield, Wisconsin 53005.

	Shares of Common
	Stock Beneficially		Percent of Shares of
	Owned as of the		Common Stock
	Record Date (1)		Outstanding
Persons Owning Greater than 5%

Maltese Capital Management LLC (2)	444,500		6.1%
150 East 52nd Street, 30th Floor
New York, New York 10022

Arles Advisors, Inc. (3)	668,883		9.2%
40 Worth Street 10th Floor
New York, NY 10013

First Federal Bank of Wisconsin	643,398	(4)	8.8%
Employee Stock Ownership Plan
1801 Summit Avenue
Waukesha, WI 53188

Directors
Edward H. Schaefer	114,864	(5)	1.6%
Kathryn Sawyer Gutenkunst	18,863	(6)	*
Christine A. Specht	10,025	(7)	*
DeVona Wright Cottrell	500		*
JoAnne Anton	1,591	(8)	*
Michael J. Pjevach	24,092	(9)	*
James A. Tarantino	48,716	(10)	*
James P. Lenahan	6,046		*
Jose A. Olivieri	6,572	(11)	*

Executive Officer who is not a Director
Steven L. Wierschem	—		*

All directors and executive officers as a group (10 persons)	231,269		3.2%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of FFBW, Inc. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from March 31, 2021. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of FFBW, Inc. common stock.
(2)	Based on a Schedule 13G filed jointly with the SEC on February 17, 2021 by Maltese Capital Management LLC, a New York limited liability company (“MCM”) and (ii) Terry Maltese, Managing Member of MCM.
(3)	Based on a Schedule 13D filed jointly with the SEC on January 27, 2020 by Homestead Partners LP, Arles Partners LP, Arles Advisors Inc., and Warren A. Mackey.
(4)	As of March 31, 2021, an aggregate of 64,445 shares held in our employee stock ownership plan have been allocated to participant accounts.
(5)	Includes 8,334 shares allocated to Mr. Schaefer’s ESOP account, 1,058 shares in Mr. Schaefer’s IRA, 38,006 shares of restricted stock over which Mr. Schaefer has voting control, and 38,006 options to acquire FFBW common stock exercisable within 60 days after the Record Date.

(6)	Includes 5,365 shares of restricted stock over which Ms. Gutenkunst has voting control and 4,343 options to acquire FFBW common stock exercisable within 60 days after the Record Date.
(7)	Includes 5,507 shares held in Ms. Specht’s IRA account and 2,172 options to acquire FFBW common stock exercisable within 60 days after the Record Date.
(8)	Includes 1,591 held in Ms. Anton’s IRA account.
(9)	Includes 5,365 shares of restricted stock for which Mr. Pjevach has voting control, and 4,343 options to acquire FFBW common stock exercisable within 60 days after the Record Date.
(10)	Includes 15,483 shares owned by Mr. Tarantino’s children, 8,050 shares of restricted stock for which Mr. Tarantino has voting control, and 6,515 options to acquire FFBW common stock exercisable within 60 days after the Record Date.
(11)	Includes 4,400 shares held in Mr. Olivieri’s 401(k) account and 2,172 options to acquire FFBW common stock exercisable within 60 days after the Record Date.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of nine members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Three directors have been nominated for election at the annual meeting. The Board of Directors has nominated James P. Lenahan, Kathryn S. Gutenkunst and Michael J. Pjevach, each to serve as a director for a three-year term ending in 2024 and until their respective successors shall have been elected and qualified. All nominees have agreed to serve as a director if elected.

The following sets forth certain information regarding the nominees, the other continuing members of our Board of Directors, and our executive officer who is not a director, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Each of the nominees is a current member of the Company’s Board of Directors. There are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of March 31, 2021, and an individual’s service as a director includes service with First Federal Bank of Wisconsin.

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes, or skills that caused the Board of Directors to determine that the person should serve as a director.

Nominees

The nominees for director are:

For a three-year term ending in 2024

James P. Lenahan, age 62, is a corporate executive with more than 25 years of experience building and running successful companies. He is currently President & CEO of the following businesses: Ludman Industries LLC, a manufacturer and provider of heavy equipment to the mining, food, wastewater, chemical, and pharmaceutical industries, headquartered in Milwaukee, a position he has held since 2011; Northern Engineering and Manufacturing, a provider of machining for customers in the Midwest, headquartered in Milwaukee, a position he has held since 2012; Keystone Stack Equipment LLC, the largest provider and rebuilder of aftermarket lifts for the construction industry, headquartered in Milwaukee, a position he has held since 2017, and Keystone Riverview LLC, a land development and building construction company, headquartered in Milwaukee, a position he has held since 2015. He has received the Vatican John Paul II Award from the Archdiocese of Milwaukee in 2017, and is a Former Navigator, President, and Grand Knight of the Knights of Columbus, among many other board positions for various organizations in the Milwaukee area. Mr. Lenahan’s extensive experience as a business owner provides the board with an important perspective on managerial oversight and business development.

Kathryn Sawyer Gutenkunst, age 59, is an attorney at Cramer, Multhauf & Hammes, a full-service law firm headquartered in Waukesha, Wisconsin. Ms. Gutenkunst concentrates her practice on civil litigation, family law, municipal law, and law related to land use and development, real estate, and eminent domain. Ms. Gutenkunst’s knowledge of real estate law and local land use regulations provides the board with valuable business acumen and knowledge of the real estate market in our market area.

Michael J. Pjevach, age 58, is Senior Vice President-West Region of Coach USA, Inc. Mr. Pjevach has over 30 years of general business administration and corporate and financial experience. This experience provides the board with financial sophistication and general business acumen.

The following directors of FFBW, Inc. have terms ending in 2022:

José A. Olivieri, age 63, is the Managing Partner of the Milwaukee office of the full-service law firm Michael Best & Friedrich LLP. Mr. Olivieri’s practice includes representing management in employment related matters and business immigration law. He is also the leader of the firm’s Higher Education Practice and served as Chair of the Michael Best’s Labor and Employment Relations Practice Group from 2007 to 2015. Outside of his legal practice, Mr. Olivieri has served in a variety of leadership positions for local organizations. Mr. Olivieri received his J.D. from Marquette University Law School in 1981. Mr. Olivieri’s legal experience and his business contacts in our market area provide the board with legal expertise and business acumen as well as business development opportunities.

Christine A. Specht, age 46, is the Chief Executive Officer of Cousins Subs, a sub sandwich chain headquartered in Menomonee Falls, Wisconsin, a role she has held since January 2019. Prior to this, from 2015 until 2019, in addition to Chief Executive Officer, she also held the role of President of Cousins Subs. Ms. Specht first began her career at Cousins Subs in 2001 as the Human Resources Manager. In 2008, she became the President and Chief Operating Officer, and in 2015 assumed the role of President and Chief Executive Officer. In her current role as CEO, she remains the visionary for the brand focused on continuing a strong culture throughout Cousins’ system and leading growth and business strategy. Ms. Specht serves in leadership positions for a variety of local organizations. She has received the Cum Deo award from the Lutheran High School Association in 2017 in honor of her Christian service and accomplishments in business. In 2018, Specht was honored as one of the Milwaukee Business Journal’s Women of Influence and recognized in Fast Casual magazine’s “Women in the Lead” series. Ms. Specht’s experience as a business owner brings vision and business growth strategy to the board.

James A. Tarantino, age 63, is the Founder, Sole Member and serves as Chief Executive Officer of Capri Communities LLC, one of the largest senior living operators based in Wisconsin. In addition, Mr. Tarantino serves as Managing Member of a portfolio of over 11 senior housing developments and campuses and other commercial and medical office developments in southeastern Wisconsin and Illinois. Mr. Tarantino’s expertise includes real estate development, debt and equity structuring, design and construction, real estate, and health care management. Mr. Tarantino serves as Chairman of the Board and his extensive experience as a business owner provides the board with an important perspective on managerial oversight and on the development of product offerings.

The following directors of FFBW, Inc. have terms ending in 2023:

Edward H. Schaefer, age 59, is president and chief executive officer of FFBW, Inc. and First Federal Bank of Wisconsin, positions he has held since July 2016. Prior to these appointments, from 2010 until 2016, Mr. Schaefer served as president and chief executive officer of Citizens Community Federal NA, a national bank headquartered in Eau Claire, Wisconsin, and its publicly traded holding company, Citizens Community Bancorp, Mr. Schaefer has over 25 years of banking experience, including managerial as well as all aspects of credit administration and underwriting. In addition to his extensive banking experience, during his career Mr. Schaefer served for seven years as president and chief executive officer of Huntsinger Farms, Inc., and its subsidiary Silver Spring Foods, Inc., Eau Claire, Wisconsin, one the world’s largest grower and processors of horseradish and horseradish related products. Mr. Schaefer’s broad business, banking, and managerial experience, including his knowledge of commercial and residential lending, provides the board with a perspective on the day-to-day operations of First Federal Bank of Wisconsin and assists the board in assessing the trends and developments in the financial institutions industry on a local and national basis.

JoAnne Anton, age 50, is Director of Giving for Herb Kohl Philanthropies where she works to advance former U.S. Senator and businessman Herb Kohl’s philanthropic goals, investments, and community involvement, a position she has held since 2014. Prior to her current position, she spent nearly 25 years working various roles for federal, state, and local elected leaders. Currently, she and her husband operate a small outdoor digital advertising company, Atlas Media LLC and formerly, owned and operated several local restaurants. Ms. Anton serves on the boards of the Greater Milwaukee Committee and the Harbor District Inc. and is a past president of the Rotary Club of Milwaukee. She is also a member of Professional Dimensions, a women’s leadership, and professional organization. She has been recognized by The Milwaukee Business Journal’s 40 Under 40 award, a Woman of Influence distinction, and has been named to their Power Broker list two years in a row. She was recently inducted into The Milwaukee Business Journal’s 40 Under 40 Hall of Fame. Ms. Anton’s position and philanthropic experience, her knowledge of the region, and her contacts with community leaders provides the board with insight to the many growth efforts being made in our market area.

DeVona Wright Cottrell, age 46, is Chief Legal Officer and General Counsel of GMR Marketing overseeing the agency’s legal and risk management teams, positions she has held since August 2020. Prior to these appointments, from 2015 until August 2020, Ms. Wright Cottrell served as Director and Associate General Counsel of Robert W. Baird & Co.

Incorporated. She joined Baird in 2007 and has broad exposure to Baird’s businesses and primary legal responsibility for Baird’s Fixed Income Capital Markets business unit and provides legal support to several of the firm’s corporate resource groups, including Risk Management, Compliance and Facilities regarding information security, privacy, regulatory, and commercial real estate related matters. Ms. Wright Cottrell is a diligent volunteer and mentor in the greater Milwaukee area and received one of The Wisconsin Law Journal’s 2017 Women in the Law Awards, the University of Wisconsin-Milwaukee 2015 Alumni Gold Award for Graduate of the Last Decade, The Milwaukee Business Journal’s Leader in the Law Award and 2006 Milwaukee Times – Black Excellence Award. Ms. Wright Cottrell’s legal experience and her contracts in our market area provides the board with legal expertise and business acumen as well as business development opportunities.

Executive Officer who is Not a Director

Steven L. Wierschem, age 41, is Chief Financial Officer of FFBW, Inc. and First Federal Bank of Wisconsin, positions he has held since August 2020. Prior to these appointments, since January 2007, Mr. Wierschem had been employed with PricewaterhouseCoopers LLP (PwC) in positions of increasing responsibility in the audit practice, most recently, since April 2019 having served as a Director in PwC’s Milwaukee, Wisconsin office. From July 2015 until March 2019, Mr. Wierschem served as a Senior Manager at PwC and from August 2014 until June 2015 as a Manager at PwC. Mr. Wierschem holds a B.B.A. and M.B.A. from the University of Wisconsin – Madison and is a certified public accountant, licensed in Wisconsin and Virginia.

Board Independence

The board of directors has determined that each of our directors, other than Edward H. Schaefer, is considered independent under the Nasdaq Stock Market corporate governance listing standards. Mr. Schaefer is not considered independent because he is one of our executive officers. In determining the independence of our directors, the board of directors considered relationships between the Company and First Federal Bank of Wisconsin and our directors that are not required to be reported under “ − Transactions With Certain Related Persons,” below, consisting of deposit accounts that our directors maintain at First Federal Bank of Wisconsin. In addition, we utilize the services of a law firm in which one of our directors is a partner. Fees paid to the firm for 2020 were $4,000. The Company also has an operating lease with the law firm for office space through 2023. Rent paid in 2020 pertaining to this lease was $40,000.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by James A. Tarantino, who is an independent director. This ensures a greater role for the independent directors in the oversight of FFBW, Inc. and First Federal Bank of Wisconsin and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

●	a majority of independent Board of Directors;
●	periodic meetings of the independent directors; and
●	annual performance evaluations of the President and Chief Executive Officer by the independent directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect FFBW, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of risks within

FFBW, Inc. The Board of Directors of First Federal Bank of Wisconsin also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of FFBW, Inc. and First Federal Bank of Wisconsin such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section16(a) Beneficial Ownership Reporting Compliance

The Company’s common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The Company’s executive officers and directors and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company’s common stock. SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we received with respect to transactions during the year ended December 31, 2020, we believe that all such forms were filed on a timely basis.

Code of Ethics for Senior Officers

FFBW, Inc. has adopted a Code of Ethics for Senior Officers that applies to FFBW, Inc.’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.firstfederalwisconsin.com. There were no amendment or waivers to the Code of Ethics for Senior Officers during 2020.

Attendance at Annual Meetings of Stockholders

FFBW, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. Due to health precautions for the Covid-19 pandemic, none of our directors other than Mr. Schaefer attended the 2020 annual meeting.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: FFBW, Inc., 1360 South Moorland Road, Brookfield, Wisconsin 53005, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about FFBW, Inc. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

The business of FFBW, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of FFBW, Inc. are the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.

During 2020, the board of directors of FFBW, Inc. and First Federal Bank of Wisconsin held seven regular meetings and one special meeting. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

Audit Committee. The Audit Committee is comprised of Directors Pjevach, Cottrell and Anton, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Mr. Pjevach serves as chair of the Audit Committee. The Board of Directors has determined that Director Pjevach qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.firstfederalwisconsin.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of FFBW, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met five times during the year ended December 31, 2020.

Compensation Committee. The Compensation Committee is comprised of Directors Tarantino, Pjevach and Lenahan. Mr. Tarantino serves as chair of the Compensation Committee. Each member is considered “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. The Compensation Committee met three times during the year ended December 31, 2020.

With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee FFBW, Inc.’s compensation and incentive plans, policies and programs, and to oversee FFBW, Inc.’s management development and succession plans for executive officers. FFBW, Inc.’s Chief Executive Officer will not be present during any committee deliberations or voting with respect to his or her compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

The Compensation Committee operates under a written charter which is available on our website at www.firstfederalwisconsin.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.

The Compensation Committee considers several factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of FFBW, Inc. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the President and Chief Executive Officer with respect to the compensation of executive officers other than the President and Chief Executive Officer.

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of directors Gutenkunst, Anton and Tarantino, each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards. Director Gutenkunst serves as the chairman of the Committee. The Board of Directors has adopted a written charter for the Committee. The Corporate Governance and Nominating Committee charter is posted on the Company website: www.firstfederalwisconsin.com. The Corporate Governance and Nominating Committee met two times during the year ended December 31, 2020.

The functions of the Corporate Governance and Nominating Committee include the following:

●	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;
●	to review and monitor compliance with the requirements for board independence;

●	to review the committee structure and make recommendations to the Board regarding committee membership; and.
●	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Corporate Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Corporate Governance and Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

●	has personal and professional ethics and integrity;
●	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;
●	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;
●	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;
●	satisfies the director qualifications set forth in the Company’s bylaws;
●	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s shareholders; and
●	has the capacity and desire to represent the balanced, best interests of the Company’s shareholders as a group, and not primarily a special interest group or constituency.

In addition, the Corporate Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Board of Directors does not have a formal policy or specific guidelines regarding diversity among board members. However, the Board of Directors seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen First Federal Bank of Wisconsin’s position in its community and can assist First Federal Bank of Wisconsin with business development through business and other community contacts.

Nominating Procedures

The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 1360 South Moorland Road, Brookfield, Wisconsin 53005. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to FFBW, Inc.’s Corporate Secretary and such communication must include:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors.
●	The name and address of the stockholder as they appear on FFBW, Inc.’s books, and of the beneficial owner, if any, on whose behalf the nomination is made.
●	The class or series and number of shares of FFBW, Inc.’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner.
●	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder.
●	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice.
●	The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate.
●	The candidate’s written consent to serve as a director.
●	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on FFBW, Inc.’s Board of Directors.
●	Such other information regarding the candidate or the stockholder as would be required to be included in FFBW, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of FFBW, Inc. no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by FFBW, Inc.) of the date of the annual meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of FFBW, Inc. See “Stockholder Proposals and Nominations.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

●	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2020.

●	We have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301.
●	We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that FFBW, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Michael J. Pjevach (Chairman)

JoAnne Anton

DeVona Wright Cottrell

Transactions with Certain Related Persons

Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as First Federal Bank of Wisconsin, to their executive officers and directors in compliance with federal banking regulations. On December 31, 2020, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to First Federal Bank of Wisconsin, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2020 and were made in compliance with federal banking regulations.

Executive Compensation

Summary Compensation Table. The table below summarizes for the year ended December 31, 2020 and 2019 the total compensation paid to or earned by our President and Chief Executive Officer, Edward H. Schaefer. Other than Mr. Schaefer, no executive officer had total compensation of more than $100,000 during 2020. Mr. Schaefer is referred to as a named executive officer.

Summary Compensation Table
Name and principal position	Year	Salary	Bonus (1)	Stock awards(2)	Option awards (2)	All Other compensation (3)	Total
		($)	($)	($)	($)	($)	($)
Edward H. Schaefer	2020	250,000	47,500	—	—	103,594	401,094
President and Chief Executive Officer	2019	242,949	46,844	—	—	99,894	389,687

(1)	Amounts in this column represent a discretionary bonus.
(2)	No grants of restricted stock awards or stock options were made in 2020 or 2019.
(3)	The amounts in this column reflect what First Federal Bank of Wisconsin paid for, or reimbursed, the named executive officer for the various benefits and perquisites received. A break-down of the various elements of compensation in this column is set forth in the following table:

All Other Compensation
Name	ESOP Awards(a) ($)	Employer Contributions to Profit Sharing Plan ($)	HSA Match ($)	Life Insurance (Imputed Income) ($)	Deferred Compensation ($)	Auto ($)	Total All Other Compensation ($)
Edward H. Schaefer	25,612	18,580	2,250	774	55,000	1,378	103,594

(a)	Calculated using the closing market price as of the award date of December 31, 2020.

Benefit Plans and Agreements

Employment Agreements. First Federal Bank of Wisconsin entered into an employment agreement with Mr. Edward H. Schaefer, effective as of January 16, 2020. The agreement has an initial term of three years. Commencing on the first anniversary of the agreement and on each subsequent anniversary thereafter, the agreement will be renewed for an additional year so that the remaining term will be three years, unless a notice is provided to the executive that the agreement will not renew. The current base salary for Mr. Schaefer is $250,000. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other fringe benefit plans applicable to executive employees and a company-owned automobile. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (a) failure to appoint the executive to the executive position set forth in the agreement, (b) a material change in the executive’s function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of executive’s position, (c) relocation of the executive’s office by more than 30 miles, (d) a material reduction in the benefits or perquisites paid to the executive unless such reduction is part of a reduction that is generally applicable to officers or employees of First Federal Bank of Wisconsin, (e) a material breach of the employment agreement by First Federal Bank of Wisconsin or (f) failure to elect the executive to the board of directors of FFBW, Inc. or First Federal Bank of Wisconsin, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus the executive would be entitled to receive for the remaining unexpired term of the employment agreement. For this purpose, the bonuses payable will be deemed to be equal to the highest bonus paid at any time during the prior three years. In addition, the executive would be entitled to receive a lump sum payment equal to the present value of the contributions that would reasonably have been expected to be made on executive’s behalf under First Federal Bank of Wisconsin’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for the remaining unexpired term of the employment agreement earning the salary that would have been achieved during such period. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment if the executive is a “key employee” under IRS rules. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement, or, if participation by the executive is not permitted under the terms of the applicable health plans, or if providing such benefits would subject First Federal Bank of Wisconsin to penalties, then First Federal Bank of Wisconsin shall pay the executive a cash lump sum payment reasonably estimated to be equal to the cost of such non-taxable medical and dental benefits.

In the event of a change in control of First Federal Bank of Wisconsin or FFBW, Inc., followed by executive’s involuntary termination other than for cause, disability or retirement, or resignation for one of the reasons set forth above within 18 months thereafter, the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) three (3) times the sum of (i) the highest rate of base salary paid to the executive at any time, and (ii) the highest bonus paid to the executive with respect to the three (3) completed fiscal years prior to the change of control, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on the executive’s behalf under First Federal Bank of Wisconsin’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for an additional thirty-six (36) months after termination of employment, earning the salary that would have been achieved during such period. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six (36) months following the termination of employment, or if providing such benefits would subject First Federal Bank of Wisconsin to penalties, then First Federal Bank of Wisconsin shall pay the executive a cash lump sum payment reasonably estimated to be equal to the cost of such non-taxable medical and dental benefits. In the event payments made to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.

Under the employment agreement, if an executive becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, the executive shall receive benefits under any short-term or long-term disability plans maintained by First Federal Bank of Wisconsin, plus, if the amount paid under such disability programs are less than the executive’s base salary, First Federal Bank of Wisconsin shall pay the executive an additional amount equal to the difference between such disability plan benefits and the amount of the executive’s full base salary for one year following the termination of employment due to disability. First Federal Bank of Wisconsin will also provide the executive with continued non-taxable medical and dental coverage until the earlier of (i) the date the executive returns to full-time employment with First Federal Bank of Wisconsin, (ii) the executive’s full-time employment with another employer, (iii) one year following the termination of employment due to disability, or (iv) death.

In the event of executive’s death, the executive’s estate or beneficiaries will be paid the executive’s base salary for one year from executive’s death, and the executive’s family will be entitled to continued non-taxable medical and dental insurance for twelve months following the executive’s death.

Upon termination of the executive’s employment, the executive shall be subject to certain restrictions on their ability to compete for a period of six months following termination of employment, or to solicit business or employees of First Federal Bank of Wisconsin and FFBW, Inc. for a period of one year following termination of employment.

Deferred Compensation Agreement. First Federal Bank of Wisconsin has entered into a deferred compensation agreement with Mr. Edward H. Schaefer. Under the terms of the agreement, Mr. Schaefer is entitled to the value of the account balance upon his termination of employment or death. First Federal Bank of Wisconsin will credit Mr. Schaefer’s account balance with $55,000 as of June 30, 2017, and will make an additional contribution of $55,000 on each subsequent June 30th through June 30, 2021, for a total contribution of $275,000, if Mr. Schaefer is employed with First Federal Bank of Wisconsin on the date of such contribution. First Federal Bank of Wisconsin may, in its sole discretion, make additional contributions to the account balance.

Life Insurance Agreement. First Federal Bank of Wisconsin is party to a life insurance agreement with Mr. Schaefer pursuant to which First Federal Bank of Wisconsin has purchased a life insurance policy on Mr. Schaefer’s life. Under the agreement, the beneficiary is entitled to a death benefit paid by the insurer from the policy proceeds equal to $85,000.

401(k) Plan. First Federal Bank of Wisconsin maintains the First Federal Bank of Wisconsin Profit Sharing Plan (“401(k) Plan”). Employees who have attained age 21 and completed 1,000 hours of service are eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2021, the salary deferral contribution limit is $19,500, provided, however, that a participant over age 50 may contribute an additional $6,500, for a total contribution of $26,000. First Federal Bank of Wisconsin matches 100% of participant salary deferrals up to 4% of a participant’s annual compensation. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed because of his or her termination of employment with First Federal Bank of Wisconsin. Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options.

Employee Stock Ownership Plan. First Federal Bank of Wisconsin maintains an Employee Stock Ownership Plan (“ESOP”), a tax-qualified defined contribution retirement plan, for all eligible employees. Employees of First Federal Bank of Wisconsin who have been credited with 1,000 hours of service during a continuous 12-month period are eligible to participate in the ESOP.

In 2017, the ESOP borrowed funds from FFBW pursuant to a loan and used those funds to purchase 259,210 shares of common stock for the ESOP in connection with FFBW’s initial public offering (the “2017 Loan”). In connection with the completion of the second-step stock offering and conversion on January 17, 2020, the ESOP purchased an additional 341,485 shares of FFBW common stock. The ESOP funded its purchase with a loan from FFBW equal to the aggregate purchase price of the common stock and the outstanding share balance of the 2017 Loan (the 2017 Loan was refinanced into the new ESOP loan). The loan will be repaid principally through First Federal Bank of Wisconsin’s contribution to the Employee Stock Ownership Plan and dividends payable on common stock held by the Employee Stock Ownership Plan over the 20-year term of the loan. The interest rate for the ESOP loan is 4.75%.

The trustee will hold the shares purchased by the Employee Stock Ownership Plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the loan is repaid. The trustee will allocate the shares released among participants based on each participant’s proportional share of compensation relative to all participants. Each participant will vest in his or her benefit at a rate of 20% per year, such that the participant will be fully vested upon completion of five years of credited service. Generally, a participant will receive a distribution from the ESOP upon separation from service. All shares of FFBW common stock held by the ESOP prior to the completion of the second step offering and conversion on January 17, 2020 were automatically converted to shares of FFBW common stock pursuant to the exchange ratio of 1.1730.

The ESOP permits a participant to direct the trustee as to how to vote the shares of common stock allocated to his or her account. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, First Federal Bank of Wisconsin will record a compensation expense for the ESOP at the fair market value of the shares as they are committed to be released from the unallocated suspense account to each participant’s account. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in our earnings.

Outstanding Equity Awards at Year-End

The following table provides information concerning unexercised options and stock awards that had not vested as of December 31, 2020 for the named executive officer.

	Option Awards				Stock Awards
	Number of	Number of	Number of
	Securities	Securities	Shares or	Market Value
	Underlying	Underlying	Units of	of Shares or
	Unexercised	Unexercised	Option	Option	Stock That	Units of Stock
	Options (#)	Options (#)	Exercise	Expiration	Have Not	That Have Not
Name	Exercisable	Unexercisable(1)	Price ($)	Date	Vested (#)(2)	Vested ($)(3)
Edward H. Schaefer	38,006	57,010	10.73	12/19/2028	22,804	228,496

(1)	Stock options vest at the rate of 20% per year commencing one year from the date of grant and continuing on each anniversary thereafter.
(2)	Restricted stock vests at the rate of 20% per year commencing one year from the date of grant and continuing on each anniversary thereafter.
(3)	Calculated using the fair market value of FFBW, Inc.’s common stock as of December 31, 2020 ($10.02) multiplied by the number of shares of restricted stock held by the named executive officer on such date.

Stock Benefit Plan

2018 Equity Incentive Plan. The Company’s stockholders approved the FFBW, Inc. 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”) in 2018, which provides officers, employees, and directors of FFBW, Inc. and First Federal Bank of Wisconsin with additional incentives to promote the Company’s growth and performance. Most of the companies that the Company competes with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the 2018 Equity Incentive Plan, the Company’s stockholders have given the company flexibility needed to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of the common stock of FFBW, Inc.

The 2018 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 532,092 shares of FFBW, Inc. common stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards. Of this number, the maximum number of shares of FFBW, Inc. common stock that may be issued under the 2018 Equity Incentive Plan pursuant to the exercise of stock options is 380,066, and the maximum number of shares of FFBW, Inc. common stock that may be issued as restricted stock awards is 152,026 shares. All shares of FFBW, Inc. common stock that may be issued or delivered under the 2018 Equity Incentive Plan prior to the completion of the second step offering and conversion on January 17, 2020 were automatically converted to shares of FFBW, Inc. common stock pursuant to the exchange ratio of 1.1730.

The 2018 Equity Incentive Plan is administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2018 Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the 2018 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations, and guidelines for carrying out the 2018 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2018 Equity Incentive Plan and any award agreement. The 2018 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

The Company’s employees and outside directors are eligible to receive awards under the Equity Incentive Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options, and nonqualified stock options. The exercise price of stock options granted under the Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Committee. Stock awards under the 2018 Equity Incentive Plan is granted only in whole shares of common stock. All shares of restricted stock and all stock option grants is subject to conditions established by the Committee that are set forth in the applicable award agreement.

The Committee has periodically approved awards under the 2018 Equity Incentive Plan. To date, all stock options and restricted stock awards are subject to time-based vesting and vest over a five-year period, with 20% of the awards vesting each year. The recipients of restricted stock awards are entitled to receive any cash dividends paid on all restricted stock awards, whether such awards are vested or not, and have voting rights consistent with the holders of our common stock generally.

Director Compensation

The following table sets forth for the year ended December 31, 2020 certain information as to the total remuneration we paid to our directors other than to directors who are also our named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in “ – Executive Officer Compensation – Summary Compensation Table.”

Directors Compensation Table (1)
	Fees earned or
Name	paid in cash	Total
	($)	($)
Katheryn Sawyer Gutenkunst	15,250	15,250
JoAnne Anton	11,250	11,250
DeVona Wright Cottrell	11,500	11,500
James P. Lenahan	10,500	10,500
Michael J. Pjevach	17,250	17,250
James A. Tarantino	21,000	21,000
José A. Olivieri	15,500	15,500
Christine A. Specht	16,500	16,500

(1)	At December 31, 2020, Directors Gutenkunst, and Pjevach each had 4,343 exercisable options, 6,515 unexercisable options and 5,365 shares of restricted stock; directors Olivieri and Specht each had 10,858 unexercisable options, and Director Tarantino had 6,515 exercisable options, 9,773 unexercisable options and 8,050 shares of restricted stock.

For the year ended December 31, 2020, each director of First Federal Bank of Wisconsin was paid a fee of $2,000 for each Board meeting attended and $250 for each Committee meeting attended. The Board chair receives an additional $500 for each meeting attended and the Committee chairs receive an additional $250 for each meeting attended. Based on the Company’s size, complexity, and anticipated growth, upon stockholder approval of the 2021 Equity Incentive Plan, it is expected that non-employee directors will receive an annual grant of 500 restricted stock awards that will vest one year after the date of grant; however, the cash portion of their compensation will remain unchanged.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of FFBW, Inc. has approved the engagement of Wipfli LLP to be our independent registered public accounting firm for the year ending December 31, 2021, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Wipfli LLP for the year ending December 31, 2021. Due to the COVID 19 pandemic, a representative of Wipfli LLP is not expected to attend the annual meeting.

Even if the engagement of Wipfli LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of FFBW, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Wipfli LLP during the years ended December 31, 2020 and 2019.

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Audit Fees	$102,300	$114,640
Audit-Related Fees	$—	$95,248
Tax Fees	$—	$—
All Other Fees	$—	$—

Audit Fees. Audit Fees include aggregate fees billed for professional services for the audit of FFBW, Inc.’s annual consolidated financial statements for the years ended December 31, 2020 and 2019, and the limited reviews of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission during 2020 and 2019, including out of pocket expenses.

Audit-Related Fees. Audit-Related Fees include fees billed for non-audit professional services rendered during the year ended December 31, 2019, including research, correspondence, meetings, and assistance relating to the reorganization and second step stock offering, review of the associated stock offering materials and prospectus as filed with the SEC, and other SEC filings.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services and public company status, is compatible with maintaining the independence of Wipfli LLP. The Audit Committee concluded that performing such services does not affect the independence of Wipfli LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to services, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees and tax fees billed and paid during the years ended December 31, 2020 and 2019, as indicated in the table above.

The Board of Directors recommends a vote “FOR” the ratification of Wipfli LLP as independent registered public accounting firm for the year ending December 31, 2021.

PROPOSAL III − APPROVAL OF THE FFBW, INC.

2021 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the FFBW, Inc. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”), to provide officers, employees, and directors of FFBW, Inc. and First Federal Bank of Wisconsin with additional incentives to promote the growth and performance of FFBW, Inc. and First Federal Bank of Wisconsin. The Board of Directors and the Compensation Committee believe that the adoption of the 2021 Equity Incentive Plan is in the best interests of FFBW, Inc. and its stockholders as such plan will provide First Federal Bank of Wisconsin with the ability to retain and reward and, to the extent necessary, attract and incentivize its employees, officers, directors and other service providers to promote growth, improve performance and further align their interests with those of FFBW, Inc.’s stockholders through the ownership of additional common stock of FFBW, Inc.

FFBW, Inc. intends to repurchase shares, in accordance with applicable federal securities laws, to mitigate the dilutive impact of issuing common stock of FFBW, Inc. under the 2021 Equity Incentive Plan. FFBW, Inc. cannot predict when or if it will repurchase any shares of common stock as such stock repurchases will depend on several factors, including price, ongoing capital management analysis, general business and market conditions, and alternative investment opportunities.

Why We Are Seeking Approval of the 2021 Equity Incentive Plan

Many companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the 2021 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock. In addition, the 2021 Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of FFBW, Inc.

On January 16, 2020, FFBW, Inc. completed its stock offering (the “Offering”) in connection with the second-step conversion (the “Conversion”) of FFBW, MHC from a mutual holding company to a stock holding company. In the Offering, FFBW, Inc. sold 4,268,570 shares of common stock and FFBW, Inc. raised approximately $42.69 million in gross proceeds from the Offering. A substantial majority of financial institutions that complete a Conversion and Offering have adopted an equity-based incentive plan following the transaction. Our prospectus made clear our intent to adopt an equity incentive plan and described the regulatory requirements potentially applicable to a plan. Our prospectus also included the pro forma effect of awards granted under an equity incentive plan.

Highlights of the 2021 Equity Incentive Plan

●	Share Reserve and Terms Consistent with Industry Standards. In determining the size and terms of the 2021 Equity Incentive Plan, the Board of Directors and Compensation Committee considered several factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual holding company reorganization or a mutual-to-stock conversion; and (2) applicable regulations related to the adoption of equity-incentive plans by converted financial institutions. In this regard (and as described below), the maximum number of shares of common stock that may delivered pursuant to the exercise of stock options is 10% of the number of shares of common stock issued in the Conversion and Offering, and the maximum number of shares of common stock that may be issued as restricted stock or restricted stock units is 4% of the number of shares of common stock issued in the Conversion and Offering.
●	Minimum Vesting Periods for Awards. Subject to limited exceptions in the event of death, disability or involuntary termination without cause following a change in control, the 2021 Equity Incentive Plan requires a one-year minimum vesting period for at least 95% of the awards granted under the Plan. Unless the Compensation Committee specifies a different vesting schedule, awards will be granted with a vesting rate of 20% per year, with the first installment vesting on the one-year anniversary of the date of grant.

●	Limits on Grants to Directors and Employees. The maximum number of shares of common stock, in the aggregate, that may be delivered to any one non-employee director pursuant to the exercise of stock options and pursuant to the award of restricted stock under the 2021 Equity Incentive Plan is 5% (30% in the aggregate for all non-employee directors) of the shares available under the plan for grant or award, respectively. The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to an award of restricted stock is 25% of the shares available under the plan for grant or award, respectively.
●	Annual Automatic Grant of Restricted Stock Awards to Directors. On the date of each annual stockholder meeting, each non-employee director will be granted five hundred (500) restricted stock awards, subject to a one-year cliff vesting schedule with accelerated vesting in the event of death, disability or termination of service following a change in control; provided such non-employee director is serving on the Board of Directors of FFBW, Inc. immediately following such annual stockholder meeting.
●	One-Time Automatic Grant of Stock Options to a New Director After One Year of Service. On the date that is one-year after an individual first becomes a non-employee director, such non-employee director will be granted ten thousand (10,000) stock options, subject to a five-year vesting schedule, with twenty percent (20%) vesting per year, and with accelerated vesting in the event of death, disability or involuntary termination following a change in control.
●	Share Counting. The 2021 Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.
●	No Cash-Out or Repricing of Underwater Options. The 2021 Equity Incentive Plan prohibits repricing and exchange of underwater options for cash or shares without stockholder approval.
●	No Single-Trigger Vesting. The 2021 Equity Incentive Plan does not provide for vesting of stock options or restricted stock awards based solely on the occurrence of a change in control.
●	Awards Subject to Clawback. Awards granted under the 2021 Equity Incentive Plan are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance of the Company, because of misconduct with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to clawback under any other clawback policy adopted by the Company from time to time.

General

The following is a summary of the material features of the 2021 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2021 Equity Incentive Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2021 Equity Incentive Plan, the terms of the 2021 Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the 2021 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 597,599 shares of FFBW, Inc. common stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards. Of this number, the maximum number of shares of FFBW, Inc. common stock that may be issued under the 2021 Equity Incentive Plan pursuant to the exercise of stock options is 426,857 shares, and the maximum number of shares of FFBW, Inc. common stock that may be issued as restricted stock awards is 170,742 shares. These amounts represent 10% and 4%, respectively, of the number of shares of common stock sold in the Conversion and Offering.

The 2021 Equity Incentive Plan will be administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2021 Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the 2021 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations, and guidelines for carrying out the 2021 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2021 Equity Incentive Plan and any award agreement. The 2021 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Except for accelerating the vesting of awards to avoid the minimum requirements specified in the plan, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code.

Eligibility

Each employee or director of FFBW, Inc. or any subsidiary is eligible to receive awards under the 2021 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2021 Equity Incentive Plan, which will be set forth in an award agreement delivered to each participant. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or any combination thereof, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2021 Equity Incentive Plan means the final sales price of FFBW, Inc.’s common stock as reported on any national securities exchange on which the common stock may from time to time be listed or traded on the date the option is granted, or if FFBW, Inc.’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which FFBW, Inc.’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2021 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2021 Equity Incentive Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Limitations on Awards Under the 2021 Equity Incentive Plan

The following limits apply to awards under the 2021 Equity Incentive Plan:

●	The maximum number of shares of common stock that may be available for awards under the 2021 Equity Incentive Plan is 597,599 shares, of which up to 426,857 shares of common stock may be delivered pursuant to the exercise of stock options and 170,742 shares of common stock may be issued pursuant to restricted stock awards.
●	The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards is 106,714 shares and 42,685 shares, respectively (all of which may be granted in any one calendar year). Such maximum amount represents 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards.
●	Each non-employee director who is in the service of FFBW, Inc. immediately following an annual stockholder meeting will automatically be granted 500 restricted stock awards, subject to a one-year vesting schedule.
●	On the date that is one-year after an individual first becomes a non-employee director, such non-employee director will automatically be granted 10,000 stock options, subject to a five-year vesting schedule, with 20% vesting per year.
●	The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options is 21,342 shares, and the issuance of restricted stock awards is 8,537 shares, all of which may be granted in any one calendar year). Such maximum amount represents 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards.
●	The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards is 128,057 shares and 51,222 shares, respectively (all of which may be granted in any one calendar year). Such maximum amount represents 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards.

In the event of a corporate transaction involving the stock of FFBW, Inc. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.

In addition, the Committee is authorized to adjust the terms and conditions of stock options, restricted stock awards and restricted stock units.

Prohibition Against Repricing of Options. The 2021 Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the 2021 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-qualified stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2021 Equity Incentive Plan upon the participant’s death.

Vesting of Awards

The Committee will specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the 2021 Equity Incentive Plan must be granted with a vesting rate not exceeding 20% per year. If the vesting of an award under the 2021 Equity Incentive Plan is conditioned on the completion of a specified period of service with FFBW, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the 2021 Equity Incentive Plan, awards under the plan may not vest more rapidly than in equal installments over a period of three years, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated due to death, disability or involuntary termination of employment or service following a change in control. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control or, subject to the foregoing requirements, at the discretion of the Committee, including due to retirement.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination following a change in control. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock will become fully earned and vested immediately.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2021 Equity Incentive Plan or any award granted under the 2021 Equity Incentive Plan, provided that, except as provided in the 2021 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2021 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2021 Equity Incentive Plan (other than as provided in the 2021 Equity Incentive Plan), or materially modify the requirements for participation in the 2021 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2021 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2021 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2021 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of FFBW, Inc.

Duration of Plan

The 2021 Equity Incentive Plan will become effective upon approval by the stockholders at the 2021 annual stockholder meeting. The 2021 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2021 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2021 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2021 Equity Incentive Plan. However, any termination of the 2021 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2021 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and FFBW, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of FFBW, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and FFBW, Inc., Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and FFBW, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and FFBW, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. FFBW, Inc. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements or an amount up to the participant’s highest marginal tax rate required for federal, state and local tax withholding, provided such withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the 2021 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by FFBW, Inc. related to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation more than $1.0 million per year for each of our chief executive officer, chief financial officer and other executive officers named in the summary compensation table (each, a “covered employee”) of our annual proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the 2021 Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2021 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2021 Equity Incentive Plan. FFBW, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, FFBW, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted to Non-Employee Directors

Each non-employee director who is in the service of FFBW, Inc. on the date of the 2021 annual stockholder meeting will automatically be granted the following restricted stock awards, as of the date of the 2021 annual stockholder meeting, if stockholders approve the 2021 Equity Incentive Plan:

Restricted Stock Awards
Named of Non-Employee Director	Dollar Value ($)(1)	Number of Awards
Katheryn Sawyer Gutenkunst	5,625	500
JoAnne Anton	5,625	500
James P. Lenahan	5,625	500
DeVona Wright Cottrell	5,625	500
Michael J. Pjevach	5,625	500
James A. Tarantino	5,625	500
José A. Olivieri	5,625	500
Christine A. Specht	5,625	500
Non-Employee Directors as a Group (8 persons)	45,000	4,000

(1)	Amounts are based on the fair market value of FFBW, Inc. common stock on March 31, 2021 of $11.25 per share. The actual value of the awards is not determinable since their value will depend upon the fair market value of FFBW, Inc. common stock on the date the awards become vested.

Stock Option Awards
Named of Non-Employee Director	Dollar Value(1) ($)	Number of Awards(2)
Katheryn Sawyer Gutenkunst	—	—
JoAnne Anton	—	10,000
James P. Lenahan	—	10,000
DeVona Wright Cottrell	—	10,000
Michael J. Pjevach	—	—
James A. Tarantino	—	—
José A. Olivieri	—	—
Christine A. Specht	—	—
Non-Employee Directors as a Group (8 persons)	—	—

(1)	The actual value of the stock option awards is not determinable since their value will depend upon the fair market value of the Company common stock on the date the stock option is exercised.
(2)

Directors Anton, Lenahan and Cottrell will receive a grant of 10,000 stock options, subject to a five-year vesting schedule, on the one-year anniversary of their appointment (i.e., May 27, 2021) pursuant to the terms of the 2021 Equity Incentive Plan.

It is expected that the restricted stock awards will vest after the completion of one year of service following the date of grant (e.g., one scheduled vesting date). Notwithstanding the foregoing, these awards would vest upon death, disability or involuntary termination of employment following a change in control.

The Compensation Committee believes the proposed awards are reasonable and intended to align the economic interest of the directors with that of other stockholders, consistent with prevailing compensation practices in the competitive marketplace for similarly situated financial institutions.

Any future grants to employees and directors under the 2021 Equity Incentive Plan will be determined in the discretion of the Compensation Committee.

As of April 7, 2021, there were eight non-employee directors and approximately 45 employees eligible to receive awards under the 2021 Equity Incentive Plan.

The closing sale price of FFBW, Inc.’s common stock as reported on the NASDAQ Stock Market, LLC on April 7, 2021 was $11.12.

Equity Compensation Plan Information

As of December 31, 2020, FFBW, Inc. had the following equity awards outstanding:

Number of securities
	Number of securities	Weighted Average	remaining available for
	to be issued	exercise price	issuance under the equity
	upon exercise of	with respect to	compensation plans
	outstanding	outstanding stock	(excluding securities
Plan Category	options and rights	options and rights	reflected in the first column) (1)
Equity compensation plans approved by stockholders	269,220	10.51	103,306
Equity compensation plans not approved by security holders	—	—	—
Total	269,220	$10.51	103,306

(1)	Includes unexercised stock options and unissued restricted shares.

Clawback Policy

The 2021 Equity Incentive Plan provides that if FFBW, Inc. is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse FFBW, Inc. with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2021 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.

Required Vote and Recommendation of the Board

In order to approve the 2021 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast by stockholders of FFBW, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN

STOCKHOLDER PROPOSALS AND NOMINATIONS

To be eligible for inclusion in the proxy materials for our 2022 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at FFBW, Inc.’s executive office, 1360 South Moorland Road, Brookfield, Wisconsin 53005, no later than December 23, 2021, which is 120 days prior to the first anniversary of the date of these proxy materials. If the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the 2021 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and Bylaws and the Maryland General Corporation Law.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must provide a written notice delivered or mailed to and received by the Secretary of the Company at our principal executive office not less than 90 days nor more than 100 days before the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days before the anniversary of the prior year’s annual meeting of stockholders, such written notice shall be timely only if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the 10th day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned, briefly describe the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The 2022 annual meeting of stockholders is expected to be held on May 25, 2022. For the 2022 meeting of shareholders, notice would have to be received between February 15, 2022 to February 25, 2022.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF FFBW, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2020 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 1360 SOUTH MOORLAND ROAD, BROOKFIELD, WISCONSIN 53005 OR BY CALLING (262) 542-4448.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FFBW, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2020 Annual Report are each available on the Internet at www.firstfederalwisconsin.com.

By Order of the Board of Directors

Kathryn Sawyer Gutenkunst
Corporate Secretary

Brookfield, Wisconsin
April 22, 2021

Appendix A

FFBW, INC.

2021 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1Purpose, Effective Date and Term. The purpose of the FFBW, Inc. 2021 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of FFBW, Inc. (the “Company”), and its Subsidiaries, including First Federal Bank of Wisconsin (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The Plan also provides eligible Participants with an opportunity to acquire an ownership interest, or otherwise increase their ownership interest, in the Company as an incentive for them to remain in the service of the Company and the Bank. The “Effective Date” of the Plan is May 26, 2021, which is the expected date of the approval of the Plan by the Company’s stockholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”) in accordance with Section 5.1.

Section 1.3Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations, and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.6, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).
(b)Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration, or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule.

Section 2.2Stock Options.

(a)Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; (iv) the Exercise Price; and (v) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.
(b)Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to,  an acquired entity.
(c)Method of Exercise. Subject to the other terms and conditions hereof, a Participant may exercise any Stock Option, to the extent such Stock Option is vested, by giving written notice of exercise to the Company, provided, however, that in no event shall a Stock Option be exercisable for a fractional share. The date of exercise of a Stock Option shall be the later of: (i) the date on which the Company receives such written notice; and (ii) the date on which the Participant pays the applicable Exercise Price pursuant to this Section 2.2(c). The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.
(d)Prohibition of Cash Buyouts of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.

Section 2.3Restricted Stock.

(a)Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall always prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with FFBW, Inc. dated [Date], made pursuant to the terms of the FFBW, Inc. 2021 Equity Incentive Plan, copies of which are on file at the executive offices of FFBW, Inc., and may not be sold, encumbered, hypothecated, or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)Dividends.  Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.
(ii)Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.
(iii)Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.
(iv)The conditions for grant or vesting and the other provisions of Restricted Stock Awards need not be the same with respect to each recipient.

Section 2.4Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan awarded to an Employee shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one-year anniversary of the date of grant. Unless the Committee specifies a different vesting schedule at the time of grant, each Award granted to a Director shall fully vest on the one-year anniversary following the date on which the Award was granted. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, at least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award unless accelerated due to death, Disability or Involuntary Termination following a Change in Control.

Section 2.5Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.6Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.7.Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b)In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards granted to a Participant that have not vested shall expire and be forfeited.
(c)Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option or Restricted Stock Award that has not vested as of the date of Termination of Service shall expire and be forfeited.
(d)Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.
(e)Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock Awards is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2Share Limitations.

(a)Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 597,599 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Four Hundred Twenty-Six Thousand Eight Hundred Fifty-Seven (426,857) shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is One Hundred Seventy Thousand Seven Hundred Forty-Two (170,742) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.
(b)Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options or Restricted Stock Awards shall be reduced by the number of shares of Stock previously granted, subject to the following: (i) to the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3Limitations on Grants to Employees and Directors and Automatic Awards to Directors.

(a)	Employee Awards.
(i)Stock Options - Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be One Hundred Six Thousand Seven Hundred Fourteen (106,714) shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.
(ii)Restricted Stock Awards - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards granted to any one Employee under the Plan shall be Forty-Two Thousand Six Hundred Eighty-Five (42,685) shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards.
(b)	Director Awards.
(i)Stock Options – Aggregate Limit. Individual non-employee Directors may be granted Stock Options of up to Twenty-One Thousand Three Hundred Forty-Two (21,342) shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to One Hundred Twenty-Eight Thousand Fifty-Seven (128,057) shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.
(ii)Restricted Stock Awards – Aggregate Limit. Individual non-employee Directors may be granted Restricted Stock Awards of up to Eight Thousand Five Hundred Thirty-Seven (8,537) shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to Fifty-One Thousand Two Hundred Twenty-Two (51,222) shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards under Section 3.2.
(iii)Annual Restricted Stock Award Grants to Non-Employee Directors. Subject to the limitations of Section 3.3(b)(ii), on the date of each Company annual stockholder meeting (the “Annual Meeting”) immediately following which a non-employee Director is serving on the Board, such non-employee Director, commencing with the 2021 Annual Meeting, shall automatically be granted an Award of Five Hundred (500) Restricted Stock Awards, which shall be subject to a one-year cliff vesting schedule (e.g., one scheduled vesting date) with accelerated vesting in the event of death, Disability or Involuntary Termination following a Change in Control.
(iv)One-Time Stock Option Grant to New Non-Employee Directors After One-Year of Service. Subject to the limitations of Section 3.3(a)(ii), on the date that is one-year after an individual first becomes a non-employee Director, such non-employee Director shall automatically be granted an Award of Ten Thousand (10,000) Stock Options, which shall be subject to a five-year vesting schedule, with twenty percent (20%) vesting per year subject to accelerated vesting in the event of death, Disability or Involuntary Termination following a Change in Control.
(c)The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4Corporate Transactions.

(a)General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options or Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock Awards; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock Awards (including, without limitation, cancellation of Stock Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.
(b)Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.
(b)Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1Consequence of a Change in Control. Subject to the provisions of Section 2.4 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control, or severance agreement entered by and between the Company and/or the Bank and an Employee:

(a)At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Awards, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.
(b)At the time of an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall become fully earned and vested immediately.

Section 4.2Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)Merger:  The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;
(b)Acquisition of Significant Share Ownership:  A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;
(c)Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or
(d)Sale of Assets:  The Company or the Bank sells to a third party all or substantially all its assets.

Notwithstanding the foregoing, if an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board  (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.4 (except to the extent permitted pursuant to Section 2.4 hereof).
(b)The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)The Committee will have the authority to define terms not otherwise defined herein.
(d)Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e)In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.
(f)The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner  (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a)  delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan; or (c) to the extent permitted by applicable law, the Board or Committee may also appoint a committee, composed of one or more senior executive officers of the Company, that may authorize Awards to Employees (who are not subject to Section 16 of the Exchange Act) within parameters specified by the Board or Committee and consistent with any limitations imposed by applicable law, the Committee or the Board. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants, and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.5, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to,

Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.5 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1No Implied Rights.

(a)No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c)No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this paragraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or later, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee, a Participant shall have the right to direct the Company to satisfy the minimum amount (or an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to a Participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor). Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may request to the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements or up to such Participant’s highest marginal tax rate.

Section 7.9Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Wisconsin without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Wisconsin, shall have exclusive jurisdiction over any claim, action, complaint, or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b)in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or
(c)in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration, or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17Forfeiture Events.

(a)The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b)If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

Section 7.18Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.
(b)“Award” means any Stock Option or Restricted Stock Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
(c)“Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.
(d)“Board” means the Board of Directors of the Company.
(e)If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.
(f)“Change in Control” has the meaning ascribed to it in Section 4.2.
(g)“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h)“Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(i)“Committee” means the Committee acting under Article 5.
(j)“Director” means a member of the Board of Directors of the Company or a Subsidiary. A "Director Emeritus" shall mean a former member of the Board of Directors of the Company or a Subsidiary but who continues to be associated with the Company or a Subsidiary as an adviser.
(k)If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
(l)“Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.
(m)[Reserved].
(n)“Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(o)“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(p)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(q)“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.
(r)“Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.
(s)A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” because of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:
(i)a material diminution in Participant’s base compensation;
(ii)a material diminution in Participant’s authority, duties, or responsibilities;
(iii)a change in the geographic location at which Participant must perform his or her duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or
(iv)in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.
(t)“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.
(u)“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.
(v)“ISO” has the meaning ascribed to it in Section 2.1(a).
(w)“Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
(x)“Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
(y)[Reserved].
(z)“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.
(aa)[Reserved].
(bb)“Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(cc)“Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65 (or age 70 as a Director). An Employee, who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a Director Emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.
(dd)“SEC” means the United States Securities and Exchange Commission.
(ee)“Securities Act” means the Securities Act of 1933, as amended from time to time.
(ff)“Service” means service as an Employee or non-employee Director of the Company or a Subsidiary and shall include service as a Director Emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.
(gg)“Stock” means the common stock of the Company, $0.01 par value per share.
(hh)“Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.
(ii)“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.
(jj)“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a Director Emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(i)The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii)The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six-month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(iii)If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(iv)Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the

Plan constitutes Deferred Compensation (as defined in Section 2.5 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(v)With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a Director Emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director, Director Emeritus or advisory director.
(kk)“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b)references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c)in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d)references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority, or instrumentality;
(e)indications of time of day mean Eastern Time;
(f)“including” means “including, but not limited to”;
(g)all references to sections, schedules and exhibits are to sections, schedules, and exhibits in or to this Plan unless otherwise specified;
(h)all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i)the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j)any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k)all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphone or Tablet - QUICK HHH EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 25, 2021. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. s FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED s Please mark your votes like this REVOCABLE PROXY The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of FFBW, Inc. (the “Company”) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the office of First Federal Bank of Wisconsin located at 1360 South Moorland Road, Brookfield, Wisconsin on Wednesday, May 26, 2021, at 2:00 p.m., Central time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows: The Board of Directors recommends a vote “FOR” each of the listed proposals. 1. The election as directors of the nominees listed below, each to a three-year term. 2. The ratification of the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. FOR AGAINST ABSTAIN FOR ALL FORWITHHOLD EXCEPT (1) James P. Lenahan (2) Kathryn S. Gutenkunst (3) Michael J. Pjevach 3. The approval of the FFBW, Inc. 2021 Equity Incentive Plan. FOR AGAINST ABSTAIN INSTRUCTION: To withhold your vote for one or more nominees, mark “For all Except” and write the name(s) of the nominee(s) on the line(s) below. CONTROL NUMBER Signature Signature, if held jointly Date , 2021 Note: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

FFBW, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 26, 2021 s FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED s REVOCABLE PROXY THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FFBW, INC. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated April 22, 2021 and audited financial statements. Dated: , Check Box if You Plan to Attend the Annual Meeting (Continued, and to be marked, dated and signed, on the other side)